                                                                 Exhibit 10.28


                            DATED 21st February 1997

             (1) LANDLORD: REAL ESTATE AND COMMERCIAL TRUST LIMITED

                         (2) TENANT: 4 FRONT GROUP PLC

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                                   L E A S E

                                      o f

                                 Falcon Unit 2
                                 Stonefield Way
                                 South Ruislip
                                   Middlesex

                            Prop Ref: 21/111/0700.02

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                       From: the 21st day of February 1997

                                 Term: 5 Years
                      Tenant's Break at end of third year

               Rent: (pound)87,410.00 per annum plus V.A.T. ex.

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T H I S   L E A S E   made the 21st February 1997

B E T W E E N

(1) REAL ESTATE AND COMMERCIAL TRUST LIMITED whose registered office is at Bilton House Uxbridge Road Ealing London W5 2TL ("the Landlord")

(2) 4 FRONT GROUP PLC whose registered office is at 4-6 Colonial Way Colonial Business Park Watford Hertfordshire WD2 4PR ("the Tenant")

W I T N E S S E T H as follows:-

1. IN these presents except as otherwise provided or the context otherwise requires:-

      (A)   (a)   where there are two or more persons included in the expression the Tenant covenants contained in these presents which are expressed to be made by the Tenant shall be deemed to be made by such persons jointly and severally

            (b) any reference to an Act of Parliament shall include any modification extension or re-enactment thereof for the time being in force and shall also include all instruments orders plans regulations permissions and directions for the time being made issued or given thereunder or deriving validity therefrom

      (B)   the following expressions shall have the following meanings:-

            (a) "the Landlord" shall include the person for the time being entitled to the reversion immediately expectant on the determination of the term hereby granted

            (b) "the Tenant" shall include its successors in title and in the case of an individual shall include his personal representatives

            (c) "a guarantor" shall in the case of individuals include their respective personal representatives

            (d) "the term" means the term of years hereby granted together with any continuation thereof (whether under an Act of Parliament or by the Tenant holding over or for any other reason)

            (e) "these presents" means this Lease and any document which is supplemental hereto or which is expressed to be collateral herewith or which is entered into pursuant to or in accordance with the terms hereof

            (f) "the demised premises" means the land described in the First Schedule hereto and each and every part thereof together with the appurtenances thereto belonging and together also with any buildings and each and every part thereof (including glass in the elevations) now or hereafter erected or in the course of erection

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                  thereon or on any part thereof together with all additions alterations and improvements thereto which may be carried out during the term and shall also include all Landlord's fixtures and fittings from time to time in and about the same

            (g) "the Estate" means the Landlord's Industrial Estate at Stonefield Way South Ruislip Middlesex

            (h) "the Estate roads" means the roads shown coloured brown on the Plan

            (i) "conducting media" means all drains channels sewers flues conduits conducts pipes wires cables watercourses gutters culverts soakaways and other similar transmission media and installations and all fixings and other ancillary apparatus

            (j) "the Common Areas and Services" means the parts of the Landlord's Estate as do not consist either of premises demised or intended to be demised for exclusive occupation and including (but without prejudice to the generality) all roads ways pavements yards car parking areas landscaped areas all conducting media and other services of a communal nature and whether in under or over any demised premises or not and including (but without prejudice to the foregoing) the Estate roads but excluding car parking areas and other areas within the demised premises

            (k)   "the Plan" means the plan annexed to this Lease

            (l) "the insured risks" means risks in respect of loss or damage by fire lightning explosion aircraft (other than hostile aircraft) and other aerial devices or articles dropped therefrom earthquake riot and civil commotion and malicious damage storm or tempest bursting or overflowing of water tanks apparatus or pipes flood impact by road vehicles Architect's Surveyor's and other professional fees and such other risks of insurance as may from time to time be required by the Landlord

            (m) "full cost of reinstatement" means the costs which would be likely to be incurred (including fees) in reinstating the demised premises at the time when such reinstatement is likely to take place having regard to any expected increases in building costs during any period of insurance and pending and during the period of reinstatement

            (n) "the Planning Acts" means the Town and Country Planning Act 1990 and any statutory extension modification amendment or

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                  re-enactment of that statute and all regulations or orders made under it and any future legislation of a similar nature

            (o) "V.A.T." means Value Added Tax and any tax of a similar nature substituted for it or in addition to it

2. THE Landlord HEREBY DEMISES unto the Tenant ALL THAT the demised premises TOGETHER with the easements and other rights (if any) contained or referred to in the Second Schedule hereto EXCEPT AND RESERVING as mentioned in the Third Schedule hereto TO HOLD the same SUBJECT (a) to all rights easements quasi-easements and privileges to which the demised premises are or may be subject and (b) to and (in so far as the Landlord has power to grant the same) with the benefit of the provisions contained or referred to in the documents (if any) referred to in the Fourth Schedule hereto unto the Tenant from the 21st day of February 1997 for a TERM of FIVE YEARS YIELDING AND PAYING therefor during the term and in proportion for any less time than a year FIRST the clear YEARLY RENT of EIGHTY-SEVEN THOUSAND FOUR HUNDRED AND TEN POUNDS ((pound)87,410.00) plus V.A.T, to be paid in advance by equal quarterly payments on the usual Quarter Days (namely the Twenty-fifth day of March the Twenty-fourth day of June the Twenty-ninth day of September and the Twenty-fifth day of December) clear of all deductions whatsoever the first of such payments to be in respect of the period from the 20th day of May 1997 to the 23rd day of June 1997 and to be made on the date hereof SECONDLY on demand the moneys referred to in Clause 3(2) hereof THIRDLY on demand an amount equal to the yearly sum or sums expended by the Landlord in insuring the demised premises against loss or damage by the insured risks in a sum equal to the full cost of reinstatement together with three years (or such longer period as from time to time the Landlord may reasonably require having regard to the longest likely period required for reinstatement) loss of rent FOURTHLY on demand all costs charges and expenses which the Landlord may from time to time properly incur in connection with or in procuring the remedying of any breach by the Tenant of any of the covenants on the part of the Tenant contained in these presents and FIFTHLY on demand a proportion (determined in manner hereinafter appearing) of all moneys howsoever and from time to time:-

      (a) Expended by the Landlord in accordance with the principles of good estate management (whether of a recurring nature or not) in connection with and arising from the security preservation maintenance cleansing lighting repairing removing adding to or rebuilding of the Common Areas and Services and without affecting the generality of the foregoing including

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            the obtaining or provision of services fuel heat and light and rates and similar assessments and payment of wages and statutory payments for persons properly employed in each case in respect of the Common Areas and Services or any part thereof together with reasonable professional fees including those of the Landlord's agents in managing the Estate or in the event of the Landlord personally managing the Estate such charge as the Landlord shall make for such management as commensurate with what would be charged by an independent firm of surveyors applying any appropriate fee of the Royal Institution of Chartered Surveyors it being the intention of the parties hereto that the tenants on the Estate shall together bear all expenditure in respect of the Common Areas and Services other than the initial cost of construction and laying out of the Estate and any Revenue Taxes falling upon the Landlord in respect of the rents

      (b) Reasonably required by the Landlord whether from time to time or in each year for the purpose of providing a fund to meet any of the aforesaid expenditure

      (c) Such contributions as the Landlord may be lawfully required to make in connection with the use of all things which are common to or capable of being used with the Estate in common with other premises and including in particular but without affecting the generality of the foregoing the Estate roads

      IT IS HEREBY DECLARED THAT:-

      (i) Such proportion as aforesaid shall be the ratio of the gross floor area of all the buildings erected on the demised premises to the total gross floor area of all buildings (other than land occupied by statutory undertakers) erected on the Estate PROVIDED THAT the Landlord's agents certificate as to such proportion and as to the amount expended shall be final and conclusive (save in the case of manifest error) and the amount due shall be subject to the provisions of Clause 3(2) hereof

      (ii) The Landlord's Agents Certificate as aforesaid shall be issued annually on the 24th June or such other date as the Landlord shall decide

      (iii) The Landlord's agents for the purposes of this Clause shall mean such surveyors or other persons as may from time to time be appointed by the Landlord for the purpose of assessment of such expenditure as aforesaid and the proportion payable by the Tenant or if the Landlord shall personally manage the Estate then the Landlord with power to the Tenant to require at the expense of the Tenant an audit of the amount expended

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            by the Landlord but payment shall not be deferred pending any such audit

3. THE Tenant to the intent that the obligations hereby created shall continue throughout the term HEREBY COVENANTS with the Landlord as follows:-

      (1) To pay the rents hereinbefore reserved at the time and in the manner aforesaid without any deductions or set off

      (2) Without prejudice to any other right remedy or power herein contained or otherwise available to the Landlord if any rent payable under these presents shall have become due but remain unpaid for fourteen days to pay on demand to the Landlord (if the Landlord shall so require) interest thereon at the rate of Four Pounds per centum per annum above the National Westminster Bank PLC Base Rate for the time being in force from the date when the same became due and until payment thereof (as well after as before any judgment)

      (3) To bear pay and discharge all existing and future rates taxes duties charges assessments impositions and outgoings whatsoever (whether parliamentary parochial local or otherwise and whether or not of a capital or non-recurring nature) which now are or may at any time hereafter during the term be charged levied assessed or imposed upon the demised premises or upon the owner or occupier in respect thereof except any taxes payable by the Landlord in respect of its ownership of or dealing with the reversion to this Lease

      (4) If at any time during the term the Tenant shall become entitled to the benefit of any insurance on the demised premises then the Tenant shall apply (in so far as the same shall extend) all moneys received by virtue of such insurance in making good the loss or damage in respect of which the same shall have been received

      (5) Not to enter into contracts for the regular maintenance inspection care and servicing of the boilers (if any) central heating (if any) electrical circuits and air conditioning apparatus (if any) from time to time in and about the demised premises except with persons of repute approved by the Landlord such approval not to be unreasonably withheld or delayed

      (6) To allow the Landlord to enter the demised premises as often as the Landlord may reasonably require for the purpose of carrying out any of the matters mentioned under the rent fifthly stated under Clause 2

      (7) At all times during the term to repair and keep the demised premises in good and substantial repair and condition Excepting only damage by the insured risks in circumstances where the insurance is not vitiated by the act or default of the Tenant PROVIDED that the Tenant shall not be required to keep throughout the term such parts of the demised premises as are mentioned in the Schedule of Condition annexed to this Lease in a better state of repair than is specified in the said Schedule of Condition subject to the Remedial Works carried out by the Landlord as evidenced by the photographic schedule which shall be prepared after completion of the said Remedial Works

      (8) In the third year of the term and also during the last year thereof (howsoever the same may be determined) (but not more than once in any period of twelve months) to paint in a proper and workmanlike manner with two coats of good quality paint of a colour which if different from the present colour shall be previously approved in writing by the Landlord's Surveyors (such approval not to be unreasonably withheld or delayed) all outside parts of the demised premises usually painted and with every such outside painting to polish all outside parts of the woodwork usually polished and to restore paint treat and make good the brickwork stucco stonework plastic and glazing (as the case may be) where necessary and generally to carry out all such work with good quality materials of their several kinds and in accordance with good standards of workmanship

      (9) In the last year of the term (howsoever the same may be determined) to paint with two coats at least of good quality paint of a colour which if different from the present colour shall be previously approved in writing by the Landlord's Surveyors (such approval not to be unreasonably withheld or delayed) and well and sufficiently to redecorate with such varnish paper emulsion paint or other suitable decorative material all the interior parts of the demised premises as are usually or ought to be redecorated as aforesaid and generally to redecorate throughout restoring and making good the demised premises and to carry out all the work required by this sub-clause with good quality materials of their several kinds and in accordance with good standards of workmanship

      (10) As often as the Landlord may reasonably consider necessary to clean and treat in an appropriate manner to the reasonable satisfaction of the Landlord's Surveyors all materials surfaces and finishes of the interior and the exterior of the demised premises which ought normally to be so cleaned and treated and in particular (but without prejudice to the generality of the foregoing) all wood plastic metal stonework glazing cladding and concrete and to wash all surfaces requiring to be washed

      (11) To permit the Landlord and its agents at all reasonable times with or without workmen on giving reasonable prior written notice (except in emergency) to the Tenant to enter upon the demised premises to view the state of repair and condition thereof and to take a Schedule of the

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            Landlord's fixtures and of any dilapidations and to exercise the rights hereinafter excepted and reserved

      (12) Well and substantially to repair and make good all defects and wants of reparation repair or renewal of which notice in writing shall be given to or left on the demised premises for the Tenant by the Landlord and for which the Tenant is liable hereunder within two calendar months after the giving or leaving of such notice (or sooner if requisite) and if the Tenant fails to comply with any such notice it shall be lawful (but not obligatory) for the Landlord (without prejudice to the right of re-entry hereinafter contained) to enter upon the demised premises to make good the same at the cost of the Tenant which cost shall be repaid by the Tenant to the Landlord on demand together with all Solicitors' and Surveyors' charges and other expenses which may be properly incurred by the Landlord in connection therewith together with interest thereon in each case from the date of payment by the Landlord at the rate of Four Pounds per centum per annum above the National Westminster Bank PLC Base Rate for the time being in force (as well after as before any judgment)

      (13) Not to bring or permit to be brought into the demised premises or to place or store or permit to be placed or stored or to remain in or about the demised premises any article or thing which is or may become dangerous offensive combustible inflammable radioactive or explosive and not to carry on or do or permit to be carried on or done thereon any hazardous trade or act in consequence of which the Landlord would or might be prevented from insuring the demised premises and/or any other adjoining property for the time being owned by the Landlord at the ordinary rate of premium or whereby any insurance effected in respect of the demised premises and/or any such other property would or might be vitiated or prejudiced and not without the written consent of the Landlord to do or allow to be done anything whereby any additional premium may become payable for the insurance of the demised premises and/or of any such other property and not to allow to pass into the conducting media serving the Estate or any part thereof any noxious or deleterious effluent or other substance which might cause any obstruction in or injury to the conducting media and in the event of any such obstruction or injury forthwith to make good all such damage to the satisfaction of the Landlord's Surveyors

      (14) Not without the previous consent in writing of the Landlord's Surveyors to place or keep or permit to be placed or kept in the demised premises any heavy articles in such position or in such quantity or weight or otherwise in such manner howsoever as to overload or cause damage to or to be in the opinion of the Landlord (acting reasonably) likely to overload or cause damage to the demised premises

      (15) Not to carry on use or permit the demised premises to be used for any noisy noisome offensive or dangerous trade manufacture business or occupation nor for any illegal or immoral purpose nor to do or suffer to be done on the demised premises any act or thing whatsoever which in the opinion of the Landlord (acting reasonably) may be or tend to become an annoyance nuisance disturbance inconvenience or cause damage to the prejudice of the Landlord or to the owners or occupiers of any adjoining or neighbouring premises or any of them and not to use or permit the buildings on the demised premises to be used otherwise than for purposes within Use Classes B1 (C)B2 and B8 of the Schedule to the Town and Country Planning (Use Classes) Order 1987 and the remaining land within the demised premises for purposes of car parking and landscaping Provided Always and the Tenant hereby acknowledges and admits that notwithstanding the foregoing provisions the Landlord does not thereby or in any other way give or make nor has given or made at any other time any representation or warranty that any such use is or will be or will remain a permitted use within the provisions of the Planning Acts nor shall any consent in writing which the Landlord may hereafter give to any change of use be taken as including any such representations or warranty and that notwithstanding that any such use as aforesaid is not a permitted use within such provisions as aforesaid the Tenant shall remain fully bound and liable to the Landlord in respect of the obligations undertaken by the Tenant by virtue of these presents without any compensation recompense or relief of any kind whatsoever

      (16) Not to permit any sale by auction or public exhibition or public show or spectacle or political meetings to take place on the demised premises

      (17) Not to cut remove divide alter maim or injure the demised premises nor merge the demised premises with any adjoining premises nor make any alterations or additions to the demised premises except with the previous consent in writing of the Landlord not to be unreasonably withheld or delayed and in accordance with drawings and specifications previously submitted to and approved in writing by the Landlord's Surveyors (such consent not to be unreasonably withheld or delayed in the case of any alteration which is neither a substantial structural alteration nor requires planning consent and such consent if granted to be without prejudice nevertheless to the provisions of sub-clause (24)) Provided Always that the Landlord may as a condition of giving any such consent require the Tenant to enter into such covenants with the Landlord as the Landlord may reasonably require in regard to the execution of any such works and the reinstatement of the demised premises at the end or sooner determination of the term (howsoever the same may be determined) or otherwise And Provided further that in the event that the Tenant fails to observe this condition it shall be lawful for the Landlord with or without agents and materials to enter upon the demised premises and remove any alterations or additions and execute such works as are necessary to restore the demised premises to their former state and the expenses of the Landlord properly incurred in connection with any submission approval inspection or restoration (including Surveyors' and other professional fees) shall be paid by the Tenant to the Landlord on demand

      (18) Not at any time during the term to affix or exhibit or permit to be affixed or exhibited in or upon any part of the demised premises any bill placard advertisement flashlight or other sign except such as shall previously have been approved in writing by the Landlord such approval not to be unreasonably withheld or delayed

      (19) Not to assign underlet agree to underlet share or part with the possession of the demised premises or any part thereof (other than (on giving prior written notice to the Landlord) by way of sharing occupation with another company within the same group of companies (within the meaning of the Landlord and Tenant Act 1954 S42) on terms that no relationship of Landlord and Tenant thereby arises and only for so long as both companies remain members of the same group of companies (as defined above)) Provided Always that if the Tenant shall at any time during the term desire:-

            (A)   to assign the demised premises as a whole

            (B) to underlet the demised premises as a whole at the full rack rental market value thereof or the rent reserved and payable under this Lease at the time of the grant of the underlease whichever is higher

            And shall on each occasion procure:-

            (i) that any intended assignee shall covenant direct with the Landlord that during the residue of the term then subsisting the said assignee will pay the rents reserved by and will observe and perform the covenants and conditions contained in these presents and if the intended assignee shall be a limited liability company then the directors of the same shall if the Landlord so requires act as guarantors for such company and shall (inter alia) jointly and severally covenant with the Landlord that the said company will during the residue of the term then subsisting pay the rent for the time being hereinbefore reserved and perform and observe the covenants on the part of the Tenant contained in these presents and will indemnify and keep the Landlord indemnified from and against all actions proceedings costs claims and demands arising by reason of any default of the said company and such covenant shall also provide that any neglect or forbearance of the Landlord shall not release or exonerate the guarantors and shall further provide that should the said company go into liquidation and the liquidator disclaim these presents or if the said company should be wound up or cease to exist then the guarantors will should the Landlord so require accept a new lease of the demised premises such new lease to commence as from the date of such disclaimer and to be for the residue then unexpired of the term and to be at the rent then payable (such rent to commence as from the date of such disclaimer and to be subject to the same Tenant's covenants and to the same provisos and conditions as those in force immediately before such disclaimer) and to be granted at the cost in all respects of the guarantors in exchange for a counterpart duly executed by the guarantors and

            (ii) that any intended assignee or underlessee shall covenant with the Landlord in the same terms as are contained in this Clause 3(19) and to pay all reasonable Solicitors' and Surveyors' fees and other costs properly incurred by the Landlord in connection with such consent and

            (iii) that in any permitted mediate or immediate underlease

                  (a) the underlessee shall covenant in such manner as to be enforceable by the Landlord not to deal in any manner with the premises therein comprised or any part thereof or permit any dealing therewith which shall be inconsistent with the provisions of this Clause 3(19) and

                  (b) the covenants on the part of the Tenant herein contained (save for payment of rent) shall be enforceable by the

                        Landlord in case of default as well against the underlessee as against the Tenant and

            (iv) that in any such assignment or underlease the assignee or underlessee (as the case may be) shall covenant to produce for registration at the office of the Landlord or as the Landlord may from time to time direct every assignment or underlease as hereinafter mentioned and to pay the registration fees in respect thereof as hereinafter provided the Tenant shall subject to the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed) be permitted to assign the demised premises as a whole or underlet the demised premises as a whole

                  PROVIDED THAT the Landlord may withhold consent to an assignment

                  (1) Unless the Assignee shall produce in respect of the business carried on by the Assignee unqualified audited accounts for a period of at least three consecutive financial years immediately preceding the date of the assignment showing annual pre-tax profits for the Assignee of not less than three times the annual rents first reserved by and payable under the Lease at the date of the assignment

                  (2) If the demised premises are not substantially in the state and condition required by full compliance with the terms of the covenants on the part of the Tenant in the Lease

                  (3) Unless the Assignee shall if so reasonably required by the Landlord deposit with the Landlord such sum that the Landlord shall require as security for the compliance by the Tenant with and performance of the covenants and conditions in the Lease

                  The Landlord shall be entitled to give consent to assign subject to the condition that before the Tenant assigns the Lease the Tenant shall enter into an agreement with the Landlord under which the Tenant

                  (a) Guarantees the performance by the Assignee of all the covenants on the part of the Tenant contained in the Lease

                  (b) Is liable to the Landlord as principal debtor and any neglect or forbearance of the Landlord shall not release or exonerate the Tenant

                  (c) Agrees that in the event that the Lease is disclaimed the Tenant shall if so required by the Landlord accept the grant of a new tenancy of the demised premises within two months of the

                        Landlord's request on the same terms and conditions as the Lease at the date of the disclaimer and for the residue then unexpired of the term and at the rent then payable

      (20) Within twenty-one days after the date of any assignment of these presents or the grant of any underlease of the whole or any part of the demised premises or any assignment of such an underlease or the execution of any mortgage or charge affecting these presents as aforesaid or any transfer of any such mortgage or charge or any devolution of the term granted by these presents or of any such underlease as aforesaid by will intestacy assent or operation of law to give written notice to the Landlord's Solicitors (or as the Landlord may from time to time direct) of such assignment underlease assignment of underlease mortgage charge transfer of mortgage or charge or devolution as aforesaid and to pay or cause to be paid to the Landlord's Solicitors or as the Landlord may from time to time direct a fee of Twenty-five Pounds (or such increased fee as shall be reasonable) for the registration thereof

      (21)  At all times during the term

            (A) To keep the demised premises in a clean and tidy condition and clear of all rubbish and to clean at least once every month the inside and outside of the windows and window frames of the demised premises and all the glass (if any) in the elevations thereof and

            (B) To observe and perform the regulations set forth in the Fifth Schedule hereto and such reasonable amended regulations (not derogating from the Landlord's grant hereunder) as the Landlord may notify to the Tenant in writing from time to time

      (22) To pay to the Landlord all costs charges and expenses (including but without prejudice to the generality of the foregoing Solicitors' costs Counsel's Architects' and Surveyors' and other professional fees and disbursements and commission payable to a Bailiff) properly incurred by the Landlord

            (a)   incidental to the preparation and service of a notice under
                  Section 146 of the Law of Property Act 1925 and/or in or in contemplation of any proceedings under Sections 146 or 147 of the said Act (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under the said Section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the said Act and notwithstanding forfeiture is avoided otherwise than by relief granted by the Court) and to keep the Landlord fully indemnified against all costs charges expenses claims and demands whatsoever in respect of the said proceedings and the preparation and service of the said notice

            (b) in the preparation and service of a Schedule of Dilapidations and subsequent supervision of the remedying of such dilapidations at any time during or after the expiration of the term (but relating in all cases only to dilapidations which accrued prior to the expiration or sooner determination of the said term howsoever the same be determined)

            (c) the recovery or attempted recovery of arrears of rents or other sums due from the Tenant

            (d) in connection with or procuring the remedying of any breach of covenant on the part of the Tenant contained in these presents

      (23) At all times and from time to time and at its own expense to execute all works as are or may under or in pursuance of any Act of Parliament (including but without prejudice to the generality of the foregoing the Offices Shops and Railway Premises Act 1963 the Factories Act 1961 the Fire Precautions Act 1971 and the Health and Safety at Work etc Act 1974) already or hereafter to be passed be directed or required to be done or executed upon or in respect of the demised premises or the Tenant's user thereof whether by the Owner and/or the Landlord and/or the Tenant thereof and to comply with all notices which may be served by the Public Local or Statutory Authority and not to do or permit to be done on the demised premises any act or thing whereby the Landlord may become liable to pay any penalty imposed or to bear the whole or any part of any expenses incurred under any such Act instrument regulation order or direction as aforesaid and to pay the due proportion thereof applicable to the demised premises in respect of any such works so required to be carried out on any building of which the demised premises form part

      (24)  In relation to the Planning Acts:-

            (a) At all times during the term to comply in all respects with the Planning Acts and to keep the Landlord indemnified in respect thereof

            (b) During the term so often as occasion shall require at the expense in all respects of the Tenant to obtain all permissions as may be required for the carrying out by the Tenant of any operations on the demised premises or for the institution continuance or renewal by the Tenant thereon of any use thereof which may constitute development or any step related thereto within the meaning of the Planning Acts But the Tenant shall not make any application for planning permission or give any notice to any Authority of an intention to commence or to carry out any development or any step related thereto (including the commencement or carrying out of any development) without the previous written consent of the Landlord (such consent not to be unreasonably withheld or delayed) Provided that the Landlord may withhold consent where it reasonably considers that the making of any such application by the Tenant could lead either to the acquisition by any statutory authority or body of the Landlord's interest in the demised premises or to materially adverse financial or taxation consequences upon the Landlord so that the Tenant shall (if and in so far as it is lawful for the parties hereto to make such an arrangement) indemnify the Landlord against all charges payable in respect of any such application and shall also pay to the Landlord a reasonable sum in respect of all professional fees and expenses properly incurred by the Landlord in connection therewith and the Tenant shall forthwith after the grant or refusal of such application give to the Landlord full particulars in writing thereof and (free of cost to the Landlord) supply a copy thereof for the retention of the Landlord and (if the Tenant should wish to pursue such application) in the case of a refusal of such an application or in the case of a grant thereof subject to conditions which the Landlord acting reasonably considers unreasonable forthwith if the Landlord so requires but at the Tenant's expense lodge the necessary notice of appeal and at the Tenant's cost proceed diligently with such appeal and at all times at the request of the Landlord keep the Landlord informed of the progress thereof

            (c) Not to implement any planning permission until the same has been submitted to and approved in writing by the Landlord

            (d) Unless the Landlord shall otherwise direct to carry out before the determination of the term (howsoever the same may be determined) any works stipulated to be carried out to the demised premises by a date subsequent to such expiration or sooner determination as a condition of any implemented planning permission which may have been granted to the Tenant

            (e) Forthwith after receiving notice of the same to give full particulars to the Landlord of any notice or proposal for a notice or order or proposal for an order made given or issued to the Tenant by any competent authority under or by virtue of the Planning Acts affecting or capable of affecting the demised premises and to produce such notice order or proposal to the Landlord

            (f) At the request of the Landlord and at the cost of the Tenant to make or join with the Landlord in making such objection or representation against or in respect of any proposal for such a notice or order as the Landlord shall deem expedient

            (g) If called upon so to do to produce to the Landlord all plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this sub-clause have been complied with

            (h)  (i)   Except in so far as the Tenant cannot lawfully contract
                        to do so to pay the whole amount of any levy charge or imposition assessed or imposed in respect of any development of the demised premises by the Tenant or any permission consent or approval for such development and payment to be so made as to ensure that no part thereof shall become or remain longer than is avoidable recoverable from any person other than the Tenant or charged or chargeable upon any interest in the demised premises other than that of the Tenant

                  (ii) Not without the consent in writing of the Landlord to take any step which would involve any person or interest in liability to any levy charge or imposition as mentioned in sub-clause {i) hereof

                  (iii) If called upon in writing by the Landlord so to do to complete as soon as practicable any development in respect of which a liability to levy charge or imposition as specified in sub-clause (i) hereof has fallen or may fall to be borne by any person other than the Tenant or has or may become charged or chargeable on any interest other than that of the Tenant

      (25) To use the best practicable means to avoid pollution or contamination of the environment as a result of anything done or omitted to be done in the demised premises during the term and to indemnify the Landlord against all costs and liabilities properly incurred by the Landlord in connection with carrying out work to prevent minimise or deal with the effects of pollution or contamination of the environment as a result of anything done or omitted to be done in the demised premises during the term

      (26) To permit the Landlord to fix and retain in a conspicuous position on the demised premises a notice board for the reletting (in the event of termination for whatever reason of the term hereby created) and/or the sale of the same (but not so as to restrict or interfere unreasonably with the access of light and air to the demised premises) and not to take down or obscure the said notice board and to permit all persons authorised in writing by the Landlord or its agents to view the demised premises at reasonable hours in the daytime upon prior appointment having been made

      (27) Upon making an application for any consent or approval which is required under these presents the Tenant shall disclose to the Landlord such information as the Landlord may reasonably require and shall pay the Landlord's reasonable legal expenses and Surveyors' fees (including disbursements and stamp duty) on all Licences and Deeds and the Duplicate copies thereof resulting from all such applications by the Tenant including charges fees and disbursements actually incurred in cases where consent is lawfully refused or the application is withdrawn

      (28) To observe and perform the agreements covenants and stipulations contained or referred to in the documents referred to in the Fourth Schedule hereto (if any) insofar as they relate to the demised premises and are still subsisting and to keep the Landlord indemnified against all actions proceedings costs claims and demands in any way relating thereto

      (29) At the expiration or sooner determination of the term (howsoever the same may be determined) quietly to yield up unto the Landlord the demised premises in such good and substantial repair and condition as shall be in accordance with the covenants on the part of the Tenant herein contained together with all fixtures fittings improvements and additions which now are or may at any time hereafter be in or about the demised premises (but excepting Tenant's fixtures and fittings) and in case any of the Landlord's fixtures and fittings shall be missing broken damaged or destroyed forthwith to replace them with others of a similar character and of equal value and to remove every moulding sign writing or painting of the name or business of the Tenant or other occupiers from the demised premises and to make good all damage caused to the demised premises by the removal of the Tenant's fixtures fittings furniture and effects

      (30) (a) To pay to the Landlord such amount of V.A.T. at the rate for the time being in force as shall be legally payable in respect of all moneys covenanted to be paid by the Tenant under the terms of these presents and in every case where in these presents the Tenant covenants to pay an amount of money such amount shall be regarded as being exclusive of all V.A.T. which may from time to time be legally payable thereon

            (b) To give written notice forthwith to the Landlord upon any alteration in the V.A.T. status of the Tenant and to indemnify and keep indemnified the Landlord from and against any liability arising from the V.A.T. status of the Tenant or any alteration thereto and from all proceedings costs claims and demands of whatever nature in relation to any such liability

      (31)  (a)   To indemnify and keep indemnified the Landlord from liability in respect of any injury to or the death of any person damage to any property moveable or immoveable the infringement disturbance or destruction of any right easement or privilege or otherwise by reason of or arising directly or indirectly out of the repair state of repair condition or any alteration to or to the user hereinbefore permitted of the demised premises and from all proceedings costs claims and demands of whatsoever nature in respect of any such liability or alleged liability

            (b) To be responsible for and to indemnify the Landlord against all damage occasioned to the demised premises (or any other part of the building of which the demised premises form part) or any adjacent or neighbouring premises or to any person caused by any act default or negligence of the Tenant or the servants agents licensees or invitees of the Tenant

      (32) At all times during the said term to observe and comply with all the covenants and the exceptions and reservations affecting the freehold title to the demised premises in so far as they are still subsisting and capable of taking effect

4.    THE Landlord HEREBY COVENANTS with the Tenant as follows:-

      (a) That the Tenant paying the rents hereby reserved and performing and observing the several covenants on its part herein contained shall peaceably hold and enjoy the demised premises during the said term without any interruption by the Landlord or any person rightfully claiming through under or in trust for the Landlord

      (b) To keep the demised premises insured against loss or damage by the insured risks in a sum equal to the full cost of reinstatement and (unless the insurance of the demised premises shall have been forfeited or vitiated by the act or default of the Tenant) to cause all moneys received by virtue of any such insurance (except the insurance relating to loss of rent) to be laid out in rebuilding and reinstating the demised premises with all reasonable speed

      (c) To maintain and repair the Common Areas and Services and to provide the services referred to in paragraph (a) of Clause 2

5.    PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as follows:-

      (1) That if the rent hereby reserved or any part thereof shall at any time be in arrear for fourteen days after the same shall have become due (whether legally demanded or not) or if there shall be any breach of any of the covenants on the part of the Tenant contained in these presents or if the Tenant shall commit any act of bankruptcy or shall compound with creditors or shall suffer any distress or execution to be levied on the demised premises or the contents thereof or being a company shall go into liquidation whether voluntary or compulsory (otherwise than a voluntary liquidation of a solvent company for the purpose of amalgamation or reconstruction) or suffer a Receiver to be appointed then and in any such case it shall be lawful for the Landlord at any time thereafter into and upon the demised premises in the name of the whole to re-enter and the same to have again repossess and enjoy as in their former estate and thereupon the term shall absolutely cease and determine but without prejudice to any right of action of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant contained in these presents

      (2) That nothing herein contained shall by implication of Law or otherwise operate or be deemed to confer upon the Tenant any easement right or privilege whatsoever over or against any adjoining or neighbouring property which now or hereafter shall belong to the Landlord either for an estate in fee simple or for a term of years or which would or might restrict or prejudicially affect the future rebuilding alteration or development of such adjoining or neighbouring property and that the Landlord shall have the right at any time to make such alterations to or to pull down and rebuild or redevelop any such adjoining or neighbouring property as it may deem fit without obtaining any consent from or making any compensation to the Tenant

      (3) That nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any land or building not comprised in these presents or give the Tenant the benefit of or the right to enforce or to have enforced or to permit the release or modification of any covenant agreement or condition entered into by any purchaser from or by any lessee or occupier of the Landlord in respect of property not comprised in these presents or to prevent or restrict in any way the development of any land not comprised in these presents but not so as substantially to interfere with or affect the quiet enjoyment and use of the demised premises by the Tenant

      (4) Any walls separating the demised premises from any neighbouring land are party structures within the meaning of Section 38 of the Law of Property Act 1925 and are to be maintained at the equally shared expense of the Tenant and the owner or occupier of the adjoining premises

      (5) Except where any Act of Parliament prohibits or modifies the right to compensation being excluded or reduced by agreement neither the Tenant nor any undertenant (whether immediate or derivative) shall be entitled on quitting the demised premises or any part thereof to claim any compensation from the Landlord under the Landlord and Tenant Act 1954 or any other Act of Parliament whether enacted before or after the date hereof

      (6) In case the demised premises or any part thereof shall at any time be destroyed or damaged by the insured risks so as to be unfit for occupation or use then (unless the insurance of the demised premises shall have been forfeited or vitiated by the act or default of the Tenant) the occupation rents hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall for a period from the date of such destruction or damage as aforesaid until the premises shall have been rebuilt and reinstated and made fit for occupation or use or for a period of three years (or such longer period as the Landlord shall have insured loss of rent) from the date of such destruction or damage as aforesaid whichever period shall be the shorter be suspended and cease to be payable

      (7) The provisions of Section 196 of the Law of Property Act 1925 (as amended) shall be deemed to be incorporated herein

      (8) No demand for or acceptance of rent by the Landlord or his agent with knowledge of a breach of any of the covenants on the part of the Tenant contained in these presents or demand for or acceptance of rent by the Landlord or his agent from any person or body other than the Tenant shall be or be deemed to be a waiver wholly or partially of any such breach but any such breach shall be deemed to be a continuing breach of covenant and the Tenant and any person or body taking any estate or interest under or through the Tenant shall not be entitled to set up any such demand for or acceptance of rent by the Landlord or his agent as a defence in any action for forfeiture or otherwise Provided however that this provision shall have effect in relation only to a demand for or acceptance of rent during such period as may be reasonable for enabling the parties hereto to carry on negotiations for remedying the said breach once the Landlord or his agent has received knowledge thereof

      (9) The Landlord shall at no time become liable to the Tenant for any loss damage or expense sustained by the Tenant by or through any defect decay inadequacy want of repair or decoration or otherwise in the Estate or any part thereof or in the Common Areas or Services or in or arising from the choking bursting stoppage or failure of any water supply waste or other conducting media or otherwise or for any loss damage or expense caused to the Tenant through any act or omission of the proprietors tenants or occupiers of any adjoining or neighbouring properties save in the case of the Landlord's negligence

      (10) Any property left in the demised premises by the Tenant after the termination date of this Lease (except by arrangement with the Landlord) may be sold by the Landlord at any time following the expiration of a notice sent by the Landlord to the Tenant at the last known address of the Tenant requiring the Tenant to remove such property within seven days and such proceeds of sale shall belong to the Landlord absolutely

      (11) Any action or proceedings in any way arising out of or with reference to these presents or the demised premises shall be instituted in England and the Tenant and Guarantor (if any) agree to submit to the jurisdiction of the High Court of Justice in England

6. IF the Tenant shall desire to determine this Lease on the expiration of a period of three years from the date hereof and shall give to the Landlord not less than six months prior notice in writing of such its desire and shall up to the time of such determination pay the rent and substantially observe and perform the covenants on its part in these presents contained then immediately upon the expiry of such period of three years the term hereby granted shall thereupon cease without prejudice to the remedies of either party hereto against the other in respect of any antecedent claim or breach of covenant PROVIDED THAT any obligation on the part of the Tenant (which in the absence of this Clause would require to be performed by the Tenant at the expiry of the term hereby granted) shall be equally enforceable by the Landlord on the early determination of the term pursuant to the provisions of this Clause

I N W I T N E S S whereof the parties hereto have caused this Lease to be duly executed as a Deed the day and year first before written

                     THE FIRST SCHEDULE before referred to
                      Particulars of the demised premises

ALL THAT the land and car parking spaces shown and edged red on the Plan known as Falcon Unit 2 Stonefield Way South Ruislip Middlesex

                                             (Property Reference 21/111/0700.02)

                     THE SECOND SCHEDULE before referred to
               Easements and other rights included in the demise

(1) Full right and liberty for the Tenant its servants and licensees in common with the Landlord and all other persons having the like right with or without vehicles at all times for all purposes connected with the permitted use of the demised premises but not for any other purpose to pass and repass over and along the Estate roads and other common parts as appropriate

(2) Full and free right of passage and running of water and soil gas and electricity or other services or supplies to and from the demised premises through all conducting media serving the demised premises which are now or may hereafter pass in under or along the adjoining or neighbouring land of the Landlord

(3) The right at convenient times and upon reasonable prior notice (except in emergency) to enter any adjoining premises belonging to the Landlord for the purposes of inspecting and executing repairs to or upon the demised premises that would not otherwise be practicable subject to the Tenant causing as little damage and inconvenience as possible and making good all damage caused forthwith

(4) Full right and liberty for the Tenant its servants and licensees in common with the Landlord and all other persons having the like right on foot only at all times for all purposes connected with the permitted use of the demised premises but not or the purposes of storage or for any other purpose to pass and repass over and along the atrium adjacent to the demised premises provided that the Tenant shall in the exercise of this right not interfere with or affect the use of the said atrium by the Landlord or any other persons having the like right

(5) Full right and liberty for the Tenant its servants and licensees in common with the Landlord and all other persons having the like right on foot only at all times for all purposes connected with the use of the demised premises but not for any other purpose to pass and repass over and along the bin enclosure shown on the Plan provided that the Tenant shall in the exercise of this right not interfere with or affect the use of the said bin enclosure by the Landlord or any other persons having the like right

                     THE THIRD SCHEDULE before referred to
                 Exceptions and Reservations out of the demise

(1) Unto the Landlord the right to erect hereafter or to consent to any person erecting a new building or to alter any building for the time being on any land adjoining neighbouring or opposite to the demised premises notwithstanding that such alterations or erection may diminish the access of light and air enjoyed by the demised premises and the right to deal with any property adjoining opposite or near to the said building as it may think fit

(2) Unto the Landlord its servants agents and licensees at all reasonable times so far as may be necessary or desirable with or without workmen the right on giving reasonable notice (except in emergency) to the Tenant to enter and remain upon the demised premises with all necessary tools appliances and materials (making good all damage occasioned thereby to the demised premises) for the purposes of

      (2.1) inspecting the condition and state of repair thereof

      (2.2) carrying out any works (whether of repair or otherwise) for which the Landlord or the Tenant is liable hereunder and

      (2.3) repairing altering or rebuilding any adjoining or contiguous premises belonging to the Landlord and to cleanse empty and repair any of the conducting media belonging to the same

(3) Unto the Landlord statutory undertakers and other the owners and occupiers of the adjoining or neighbouring property the right of passage and running of water and soil gas and electricity or other services or supplies from and to such adjoining or neighbouring property through such of the conducting media serving such adjoining and neighbouring property which now are or may hereafter be in or under the demised premises and the right to enter upon the demised premises for the purpose of inspecting repairing renewing laying relaying cleansing maintaining and connecting up to any such existing or future conducting media

Provided that in the exercise of the rights excepted and reserved by this Lease:

1. The Landlord shall on each occasion give reasonable prior written notice of such entry to the Tenant (except in emergency) and shall proceed as expeditiously as possible causing as little interference as possible to the Tenant and the demised premises and shall make good all damage caused forthwith

2. The Landlord shall not substantially interfere with or affect the quiet enjoyment and use of the demised premises by the Tenant

                     THE FOURTH SCHEDULE before referred to

            Documents which affect or relate to the demised premises

All matters contained or referred to in the Property and Charges Register of Title Number MK 438649

                     THE FIFTH SCHEDULE before referred to
                                THE REGULATIONS

1. No permanent open storage shall be permitted on the demised premises without the consent of the Landlord first being obtained in writing

2. No rubbish or waste materials paper wood or other combustible matter shall be deposited outside the buildings on the demised premises or shall be burnt on the demised premises except within boilers or incinerators specifically designed for the purpose

3. No smoke or fumes or noxious smells shall be emitted from the demised premises so as to cause (in the opinion of the Landlord or its Surveyor acting reasonably) annoyance or interference with the proper enjoyment of adjoining premises of the Landlord or its tenants or of the residences adjoining or near the Estate

4. Tenants shall not use industrial machinery engines or equipment so as to cause excessive noise or dust nuisance Any excess which (in the opinion of the Landlord's Surveyor acting reasonably) is causing annoyance to adjoining tenants of the Landlord or to the residential occupiers in the vicinity shall be abated immediately upon notice

5. No vehicles cycles hand trucks or trailers shall be parked or left unattended outside areas properly reserved for such parking or be allowed to obstruct roadways into or on the demised premises or so as to prevent ingress and egress of fire fighting equipment around the curtilage of a building or buildings erected thereon

6. Tenants shall secure all buildings comprised in their demised premises by locking all windows and doors therein outside normal working hours

7. Tenants shall provide facilities within the curtilage of their demised premises for the keeping of refuse in proper receptacles readily accessible for collection by the Public Cleansing Department of the local authority or as regulated by that Department

8. Tenants shall not store inflammable materials explosive substances or liquids except in proper containers or receptacles in accordance with regulations enforceable by a competent authority and in any event not abutting any boundary fences

[LOGO] Edgerley Simpson
       & Partners

                             SCHEDULE OF CONDITION

                           FOR THE PREMISES KNOWN AS

                        FALCON UNIT TWO, STONEFIELD WAY,
                            SOUTH RUISLIP, MIDDLESEX

[LOGO] Edgerley Simpson
       & Partners

SCHEDULE OF CONDITION ON FALCON UNIT TWO, STONEFIELD WAY, SOUTH RUISLIP,
                                   MIDDLESEX
--------------------------------------------------------------------------------

We hereby agree that the following Schedule of Condition is a true record of the condition of the premises as at 28 January 1997.

In witness whereof we have set our hands this ________ day of _____ 1997

      Signed
             ---------------------------------
             For and on behalf of the Landlord

      Witness:

      Name:                                  Address:
           -----------------------------             ------------------------
Occupation:
           -----------------------------             ------------------------

                                                     ------------------------

      Signed [illegible]
             ---------------------------------
             For and on behalf of the Tenant

      Witness: [illegible]

      Name: T.M. Horner                      Address: 39 Dover Street
           -----------------------------             ------------------------
Occupation: Chartered Surveyor                        London
           -----------------------------             ------------------------
                                                      WIX 3R8
                                                     ------------------------

[LOGO] Edgerley Simpson
       & Partners

SCHEDULE OF CONDITION ON FALCON UNIT TWO, STONEFIELD WAY, SOUTH RUISLIP,
                                   MIDDLESEX
--------------------------------------------------------------------------------

PREAMBLES

1.0 This Schedule of Condition has been prepared independently by Edgerley Simpson & Partners to act as a record of the condition of the internal and external parts of the premises known as Falcon Unit Two, Stonefield Way, South Ruislip, Middlesex.

2.0 The schedule of photographs attached herein are deemed to form part of this Schedule of Condition.

3.0   The Schedule was recorded on Wednesday 29th January 1997.

4.0 The partitioned rooms referred to in the text are indicated on the lease plan.

5.0 Although the premises were vacant at the time of inspection, the presence of floor coverings, suspended ceilings, storage, fittings, fixtures and plant generally restricted the scope of the schedule.

6.0 It was not possible to record the condition of woodwork or other parts of the premise which were covered unexposed or otherwise inaccessible. We are therefore unable to record that such parts remain free from defect.

7.0 We were not able to record the condition of flues, ducts, voids or any similarly enclosed areas. Access to which was not readily available at the time of inspection. We are therefore unable to record that such areas remain free from defect.

8.0 We were not able to carry out tests of electrical, mechanical, water, drainage or other services and are unable to report that such parts remain free from defect.

                  [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

GENERAL DESCRIPTION

Unless otherwise stated in the text, the following descriptions are applicable to all elements to which this Schedule refers.

CEILINGS

There is a suspended ceiling throughout the first floor and the main lobby area, toilet accommodation and reception area on the ground floor. This ceiling comprises a 1,200 mm x 300 mm mineral fibre tile supported on a metal concealed grid support system. Integral lighting consists of recessed fluorescent light fittings with reflectant diffusers arranged on a modular basis. Warm air heating is also provided via ductwork to metal grills incorporated within the suspended ceiling.

INTERNAL WALLS, COLUMN'S & PARTITIONS

External envelope walls to the ground floor consist of part glazed curtain walling system comprising metal plastic coated sections and anti-sun glazing and part painted blockwork panels.

External envelope walls to the first floor consist of part glazed curtain walling system comprising metal plastic coated sections and anti-sun glazing and part plastered and emulsion painted blockwork panels in between.

The columns throughout the demised premises are plastered and emulsion painted.

Internal room partitions are formed from a proprietary stud work system comprising vinyl covered plasterboard panels and glazed vision panels.

DOORS

The main internal doors comprise solid timber laminated doors with Georgian wired glass vision panels generally in timber painted frames. All doors are generally provided with stainless steel ironmongery, kick plates and overhead door closers.

Internal doors to the individual offices generally comprise hollow timber varnished doors and frames with stainless steel ironmongery.

The toilet doors comprise solid timber laminated doors in timber painted frames with stainless steel ironmongery, kick plates and overhead door closers.

                  [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

The doors to the main external envelope comprise metal plastic coated doors with fully glazed georgian wired panels.

FLOORS

The concrete floor to the ground floor of the demise is provided with a painted finish to the north and south wing.

The reception area and main staircase lobby area is provided with quarry tiles throughout.

The first floor of the demise is a solid concrete floor with under floor metal bunking which has been covered throughout with a medium quality contract grade carpet covering. A number of floor boxes have been provided to the open plan office areas.

A new good quality broadloom carpet has been provided to the meeting room and north west corner office on the first floor. A medium quality contract grade has been provided to the staircase and landing area/corridor outside the toilets on the first floor.

EXTERNAL WALLS

The external walls are a combination of cavity brickwork and blockwork panels and sections of plastic coated metal frame curtain walling.

ELECTRICAL ENGINEERING SERVICES

Fluorescent light fittings are generally provided throughout the ground and first floor areas.

A fire alarm installation is provided with control panel adjacent the main entrance door and with fire alarm bells and break glass points adjacent fire exit doors.

Half height perimeter three compartment bunking is generally provided to the external walls at first floor level.

MECHANICAL ENGINEERING SERVICES

Warm air ducted heating is provided to the first floor and part second floor through grills incorporated within the suspended ceiling.

Hot air fan heaters arc provided to the ground floor storage areas.

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

Radiators are provided to the perimeter of the building on the first floor and in the main reception and lobby area at ground floor level.

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

INTERNALLY

GROUND FLOOR

SOUTH WING

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Emulsion painted concrete soffit is in a good
                              decorative condition.
                              Painted steel frame is in good decorative
                              condition.
                              2 no. strips of fluorescent light fittings in working order.
--------------------------------------------------------------------------------
Walls                         The curtain walling is generally in good condition
                              consistent with age.
                              The emulsion painted Clockwork walls are in good decorative condition.
                              Emulsion painted columns are in good decorative condition.
                              Painted timber skirtings are generally in good decorative condition.
--------------------------------------------------------------------------------
Doors The main door leading from the lobby area to the south wing is in reasonable condition and working order.
                              The fire exit door on the south elevation is in reasonable condition consistent with age and is in working order.
                              The loading bay door is in reasonable condition.
--------------------------------------------------------------------------------
Floors Painted concrete floor is in reasonable decorative condition. There are a number of minor shrinkages to the concrete slab which generally follow the lines of the individual bays.
                              There is an area of damp staining adjacent to the loading bay doors and in the north west comer of the area. The paint finish to the south west corner is sightly rough in places.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

NORTH WING

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Emulsion painted concrete soffit is in a good
                              decorative condition.
                              Painted steel frame is in good decorative
                              condition.
                              Fluorescent light fittings are in working order.
--------------------------------------------------------------------------------
Walls                         The curtain walling is generally in good condition
                              consistent with age.
                              The emulsion painted blockwork walls are in good decorative condition.
                              Emulsion painted columns are in good decorative condition.
                              Painted timber skirtings are generally in good decorative condition.
--------------------------------------------------------------------------------
Doors The main door leading from the lobby area to the north wing is in reasonable condition and working order. There are 4 no. holes to the timber Same where the overhead closer has been relocated. There is a crack to the laminate from the vision panel upwards on the lobby area side.
                              The fire exit door on the north elevation is in reasonable condition consistent with age and is in working order.
--------------------------------------------------------------------------------
Floors Painted concrete floor is in reasonable decorative condition. There are a number of minor shrinkage cracks to the concrete slab which generally follows the lines of the individual bays.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

FEMALE WC

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Suspended ceiling generally in reasonable
                              condition consistent with age.
                              2 no. surface mounted light fittings in working order.
--------------------------------------------------------------------------------
Walls                         Emulsion painted walls in good condition.
                              Proprietary cubicle partitions in reasonable
                              condition, 1 no. hole in partition where metal ash tray has been relocated.
--------------------------------------------------------------------------------
Doors                         The toilet door is generally in good condition and
                              in working order.
                              Painted timber frame is in good condition.
--------------------------------------------------------------------------------
Floors                        Tile flooring generally, in good condition and
                              consistent with age.
--------------------------------------------------------------------------------
Fittings 1 no. vitreous china wash hand basin in reasonable condition consistent with age.
                              Proprietary sanity unit in reasonable condition. Mirrored panel above in good condition.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

MALE WC

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Suspended ceiling generally in reasonable
                              condition consistent with age.
                              2 no. light fittings in working order.
--------------------------------------------------------------------------------
Walls                         Emulsion painted walls in good condition.
                              Proprietary cubicle partitions in reasonable
                              condition.
--------------------------------------------------------------------------------
Doors                         The toilet door is generally in good condition and
                              in working order.
                              Painted timber frame is in good condition.
--------------------------------------------------------------------------------
Floors                        Tile flooring is generally in good condition and
                              consistent with age.
--------------------------------------------------------------------------------
Fittings 1 no. vitreous china wash hand basin in reasonable condition consistent with age.
                              Proprietary vanity unit in reasonable condition. Mirrored panel above in good condition.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

STAIRCASE LOBBY

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Suspended ceiling is in reasonable condition
                              consistent with age.
                              Domed light fittings are in reasonable condition
                              but lightly soiled.
--------------------------------------------------------------------------------
Walls                         The curtain walling is generally in good condition
                              consistent with age.
                              Emulsion painted partitions are in good condition.
                              Plastic coated metal framed, georgian wired panel
                              partitions are in good condition.
                              Painted timber skirtings are in reasonable
                              decorative condition.
--------------------------------------------------------------------------------
Doors                         The main entrance door to the building is
                              generally in good condition consistent with age
                              and is in working order.
                              The two doors exiting from the staircase lobby
                              area are in good condition and in working order.
--------------------------------------------------------------------------------
Floors                        Quarry tiled flooring is in reasonable condition
                              consistent with age. There is an area of hollow
                              screed adjacent the female WC door which extends
                              to the male WC door.
                              Matting to the recessed matwell by the main
                              entrance door is heavily soiled and worn.
                              Carpet to the staircase treads and landing is new
                              and in good condition.
--------------------------------------------------------------------------------
Staircase                     Metal painted staircase and railings are in good
                              decorative condition.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

RECEPTION AREA

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Suspended ceiling in a reasonable condition
                              consistent with age.
                              Fluorescent light fitting in working order.
                              Plaster board panels to the bulk head over the partitioned office are loose and requite refixing.
--------------------------------------------------------------------------------
Walls The glazed curtain walling is generally in good condition consistent with age.
                              Vinyl covering to the partitioned walls is
                              generally marked with minor stains and is poorly hung.
                              Emulsion painted walls are in reasonable
                              decorative condition.
--------------------------------------------------------------------------------
Doors                         Timber varnished door is in reasonable decorative
                              condition.
--------------------------------------------------------------------------------
Floors                        Quarry floor tiling in a reasonable condition
                              consistent with age.
--------------------------------------------------------------------------------

FIRST FLOOR

KITCHEN

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Suspended ceiling is in reasonable condition
                              consistent with age.
                              1 no. fluorescent light fitting is in working
                              order.
--------------------------------------------------------------------------------
Walls                         Emulsion painted walls are in reasonable
                              decorative condition.
                              Glazed curtain walling is in a reasonable
                              condition consistent with age.
                              Painted timber skirtings are in reasonable
                              decorative condition.
--------------------------------------------------------------------------------
Doors Main internal door to the kitchen is in reasonable condition and in working order.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Floors                        The floor tiling is in reasonable condition.
--------------------------------------------------------------------------------
Fittings                      Sink/drainer unit top is heavily stained.
                              Base unit to sink is in poor condition with
                              defective hinges to the cupboard doors and timber
                              requires restaining.
                              Formica work top is in reasonable condition.
--------------------------------------------------------------------------------

SOUTH WING

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Generally in a reasonable condition consistent
                              with age.
                              Fluorescent tube light fittings generally in
                              working order.
                              Metal extract grills are lightly soiled.
--------------------------------------------------------------------------------
Walls                         Glazed curtain walling is generally in a good
                              condition consistent with age.
                              Emulsion painted walls are in a reasonable
                              decorative condition.
                              Vinyl wall coverings to the partitions are in a reasonable condition.
                              2 no. holes to the partitioned walls between the first two offices on the atrium elevation.
                              Painted timber skirtings are in reasonable
                              decorative condition.
--------------------------------------------------------------------------------
Doors The main entrance door to the south wing is generally in good condition consistent with age. Fire exit door on the south elevation is in reasonable condition and in working order, although there is a gap between the bottom of the door and the threshold.
                              Timber varnished office doors to the partitioned offices are in fair condition and-working order, although slightly scuffed and scratched in areas.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Floors Generally the carpet is old and in a poor condition throughout, with numerous areas of staining.
                              A number of floor box lids are damaged with
                              defective hinges and a number of plastic caps are missing.
--------------------------------------------------------------------------------

NORTH WING

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Generally in a condition consistent with age.
                              Metal extract grills are lightly soiled.
--------------------------------------------------------------------------------
Walls                         Glazed curtain walling is generally in a good
                              condition consistent with age.
                              Emulsion painted walls are in reasonable
                              decorative condition.
                              Vinyl wall coverings to the partitions are in a fair condition but there are areas of soiled/stained paper.
--------------------------------------------------------------------------------
Doors The main entrance door to the north wing is generally in good condition consistent with age. Fire exit door on the north elevation is in reasonable condition and in working order.
                              Timber varnished office doors are in fair
                              condition and working order, although slightly scuffed and scratched in areas.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Floors Generally the carpet is in a poor condition throughout, with numerous areas of staining.
                              The broadloom carpet to the main meeting room and office in the north west corner is new and in good condition.
                              A number of floor box lids to the open plan office area are damaged with defective hinges and a number of plastic caps are missing.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

 FEMALE WC

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Suspended ceiling generally in reasonable
                              condition consistent with age.
                              Light fittings in working order.
                              Fluorescent light fitting above grill over wash hand basin is in working order.
--------------------------------------------------------------------------------
Walls                         Emulsion painted walls in good condition.
                              Proprietary cubicle partitions in reasonable
                              condition.
--------------------------------------------------------------------------------
Doors                         The toilet door is generally in good condition and
                              in working order.
                              Painted timber frame is in good condition.
--------------------------------------------------------------------------------
Floors                        Tile flooring generally in good condition and
                              consistent with age.
--------------------------------------------------------------------------------
Fittings 2 no. vitreous china wash hand basin in reasonable condition consistent with age.
                              Proprietary vanity unit in reasonable condition. 2no. holes in unit where original water heater was fixed.
                              Mirrored panel above in good condition.
--------------------------------------------------------------------------------

MALE WC

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Ceiling                       Suspended ceiling generally in reasonable
                              condition consistent with age.
                              Light fittings in working order.
                              Fluorescent light fitting above grill over wash hand basin is in working order.
--------------------------------------------------------------------------------
Walls                         Emulsion painted walls in good condition.
                              Proprietary cubicle partitions in reasonable
                              condition.
--------------------------------------------------------------------------------
Doors                         The toilet door is generally in good condition and
                              in working order.
                              Painted timber frame is in good condition.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Floors                        Tile flooring generally in good condition and
                              consistent with age.
--------------------------------------------------------------------------------
Fittings 2 no. vitreous china wash hand basin in reasonable condition consistent with age.
                              Proprietary vanity unit in reasonable condition. 2no. holes in unit where original water heater fixed.
                              Mirrored panel above in good condition.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

EXTERNALLY

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Roofs                         Proprietary roof cladding generally in reasonable
                              condition consistent with age.
                              Box gutters are lined and in fair condition.
--------------------------------------------------------------------------------
Walls                         Facing brickwork is generally in good condition.
                              Areas of previous repairs to the brickwork; is
                              evident to the west and south elevations.
                              Small area of damaged brickwork adjacent to the
                              fire exit door to the north elevation.
                              2 no. paint marks to brickwork on west elevation.
                              Junction of glazed curtain walling on south west
                              corner is chipped/damaged.
--------------------------------------------------------------------------------
Doors                         Loading bay door is in reasonabale condition.
--------------------------------------------------------------------------------
Fire Escape Staircase         Staircase is painted and is in reasonable
                              decorative condition although there are areas of
                              flaking paintwork and moss growth.
--------------------------------------------------------------------------------

                   [LETTERHEAD OF EDGERLEY SIMPSON & PARTNERS]

                                       SCHEDULE OF CONDITION ON FALCON UNIT TWO,
                                        STONEFIELD WAY, SOUTH RUISLIP, MIDDLESEX
--------------------------------------------------------------------------------

ELECTRICAL ENGINEERING SERVICES

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Light Fittings                Generally in working order.
--------------------------------------------------------------------------------
Fire Alarm                    Appears to be in working order.
--------------------------------------------------------------------------------
Electrical Installation       Appears to be in working order.
--------------------------------------------------------------------------------

MECHANICAL ENGINEERING SERVICES

--------------------------------------------------------------------------------
LOCATION/ELEMENT                                CONDITION
--------------------------------------------------------------------------------
Heating                       Appears to be in working order.
--------------------------------------------------------------------------------

9. No trade effluent shall be permitted to enter the surface water or foul drains on the demised premises

10. Tenants shall provide and regularly maintain suitable fire fighting equipment to the reasonable satisfaction of the Landlord or its Surveyor and have at all times a valid Fire Certificate

11. The demised premises shall at no time be used for the manufacture storage or sale of wine beer spirits or intoxicating liquors

THE COMMON SEAL of REAL     )
ESTATE AND COMMERCIAL       )
TRUST LIMITED was hereunto  )
affixed in the presence of:-)
                                                          [LOGO]

                        /s/ [ILLEGIBLE}

                        Director


                        /s/ [ILLEGIBLE}

                        Secretary